Allstate Life Insurance Company of New York
Allstate Life of New York Variable Life Separate Account A
Supplement, dated September 30, 2013 to
the Consultant Accumulator Variable Universal Life Prospectus
the Consultant Protector Variable Universal Life Prospectus

This supplement amends certain disclosure contained in the above-referenced prospectuses for certain variable life policies ("Policies") issued by Allstate Life Insurance Company of New York.

Effective October 30, 2013, the "Guggenheim VT U.S. Long Short Momentum Fund" changed its name to "Guggenheim VT Long Short Equity Fund”. We have made a corresponding change in the name of the Variable Sub-account that invests in that Portfolio.

Subject to a shareholder vote, effective October 30, 2013, the T. Rowe Price Equity Income Portfolio – I will change its objective from “The fund seeks to provide substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies” to "The fund seeks a high level of dividend income and long-term capital growth primarily through investments in stocks."

Please keep this supplement for future reference together with your prospectus.